UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2026

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Brickell Avenue, 31st Floor Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	WHF	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
7.875% Notes due 2028	WHFCL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On November 13, 2026, WhiteHorse Finance, Inc. (the “Company”) notified Equiniti Trust Company, LLC  (formerly known as American Stock Transfer & Trust Company, LLC), the trustee (the “Trustee”) for the Company’s 7.875% Notes due 2028 (the “Notes”), of the Company’s election to redeem the $34,500,000 aggregate principal amount of the Notes outstanding, and instructed the Trustee to provide notice of such redemption to the holders of the Notes in accordance with the terms of the indenture governing the Notes. The Company expects the redemption to be completed on December 15, 2026. Following the redemption, none of the Notes will remain outstanding, and they will be delisted from the Nasdaq Global Select Market. This Current Report on Form 8-K does not constitute a notice of redemption of the Notes.

On November 13, 2026, the Company issued a press release announcing the redemption of the Notes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of WhiteHorse Finance, Inc., dated November 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2026	WHITEHORSE FINANCE, INC.

	By:	/s/ Joyson C. Thomas
Joyson C. Thomas
Chief Financial Officer